SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20552


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 October 7, 2005
               ---------------------------------------------------
                Date of Report (Date of earliest event reported)


                             KEARNY FINANCIAL CORP.
           ----------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


         United States                 0-51093               22-3803741
-----------------------------          -------       --------------------------
(State or other jurisdiction          (File No.)      (IRS Employer
 of incorporation)                                    Identification Number)


120 Passaic Avenue, Fairfield, New Jersey                    07004
--------------------------------------------             ------------
(Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code:   (973) 244-4500
                                                   --------------------


                                 Not Applicable
          ------------------------------------------------------------
          (Former name or former address, if changed since last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act

                             KEARNY FINANCIAL CORP.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------

ITEM 8.01 OTHER EVENTS
----------------------

     Institutional Shareholder Services ("ISS") requested that Kearny Financial Corp. (the "Company") provide ISS with additional information about the tax fees that the Company paid to its independent auditors as reported in the Company's proxy statement for its 2005 Annual Meeting of Shareholders. ISS further requested that the Company publish this information in a Form 8-K filing. The following is the information the Company provided to ISS:

FEES PAID TO INDEPENDENT AUDITORS
---------------------------------

     The following table sets forth supplemental information concerning (i) fees billed by Beard Miller Company for services rendered to the Company for the year ended June 30, 2005 and (ii) fees billed by Radics & Co., LLC (which merged with Beard Miller Company on April 1, 2005) for services rendered to the Company for the year ended June 30, 2004.

                                              2005                      2004
--------------------------------------------------------------------------------
Audit Fees (1)                              $125,000                  $102,000
Audit-Related Fees (2)                        45,500                    15,000
Tax Fees - Preparation of Tax Returns (3)     28,000                    19,800
                                              ------                    ------
Total audit, audit related and tax return
  preparation fees                           198,500                   136,800

Other Non-Audit Fees:
        Tax Fees - Other(4)                     -                          -
        All Other Fees(5)                    192,500                       -
                                             -------                   --------
Total-Other Fees                             192,500                       -
                                             -------                   --------

        Total Fees                          $391,000                   $136,800
                                            ========                   ========

---------------------------

(1) Consist of fees for the audit of the Company's annual consolidated financial statements and for the review of the quarterly consolidated financial statements.
(2) Consist of assurance and related services normally provided by the independent auditor in connection with statutory and regulatory filings.
(3)  Consist of fees relating to tax return preparation.
(4) There were no tax fees during fiscal 2005 or 2004 other than those included under "Preparation and Compliance."
(5) For fiscal 2005, consist of expenses related to the Company's minority stock offering completed in February 2005. For fiscal 2004, there were no fees classified as other than Audit Fees, Audit-Related Fees or and Tax Fees.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                              KEARNY FINANCIAL CORP.


Date: October 7, 2005                  By:    /s/ Craig Montanaro
                                              ----------------------------------
                                              Craig Montanaro
                                              Senior Vice President and Director
                                              of Strategic Planning